Investor Update As of September 14, 2026

Acquisitions ($ in thousands) Q1 2026 Q2 2026 Q3 QTD YTD Number of properties 10 17 9 36 Purchase price $33,856 $58,186 $27,213 $119,255 Cash capitalization rate (1) 7.49% 7.34% 7.39% 7.40% Note: Acquisition weightings are based on purchase price and dispositions weighting are based on gross proceeds. Includes near-term lease amendments as the underwritten capitalization rate. 2026 Investment Activity 2026 YTD Acquisitions Representative Tenant Concepts 2026 YTD Dispositions Representative Tenant Concepts Net Deployment ($ in thousands) Q1 2026 Q2 2026 Q3 QTD YTD Net Properties 5 7 5 17 Net Investment $24,196 $35,304 $12,934 $72,434 Target Investment Guidance ($34M of acquisitions under signed PSA) $120,000 Dispositions ($ in thousands) Q1 2026 Q2 2026 Q3 QTD YTD Number of properties 5 10 4 19 Total gross proceeds $9,660 $22,882 $14,279 $46,821 Disposition capitalization rate on leased properties 6.89% 7.12% 6.34% 6.83%

AFFO/Share Growth Driven by Portfolio Performance, Not Simply Volume $8,000 $10,000 Companies Change in Acquisition Guidance from Initial Guidance (1) Change in AFFO per share Guidance (Midpoint) (1) Acquisition Change Relative to AFFO/sh Change 2026 AFFO per Share Growth (Consensus) (1) 2027 AFFO per Share Growth (Consensus) (1) 2027 AFFO Multiple (Consensus) (1) 2027 PEG +25.0% +1.1% 22.0x 3.7% 2.9% 13.0x 4.4x +13.3% +0.4% 30.4x 5.8% 4.6% 14.9x 3.2x +12.5% +1.0% 12.6x 7.9% 6.9% 13.2x 1.9x +25.0% +0.6% 44.4x 3.8% 3.1% 11.9x 3.9x +87.5% +0.7% 119.9x 6.1% 4.3% 13.5x 3.1x Peer Average +24.4% +0.8% 32.3x 5.0% 4.1% 13.4x 3.3x FrontView +20.0% +3.9% 5.1x 7.2% 6.0% 13.0x 2.2x Driving Sector Leading Per Share Growth Profit growth from lease renewals, contractual escalators, free cash flow, and external investments Reflexive growth potential: as stock price rises, growth potential increases Consensus and guidance as of September 11, 2026 For peers, the midpoint of the investment guidance was used. 3

Size is a Structural Advantage

FrontView Requires Relatively Modest Investment Activity to Generate Industry-Leading AFFO / Share Growth

Small Starting Base Creates Significant Growth Leverage



100 bps Investment Spread (7.25% Acquisition Cap Rate - WACC)
150 bps Investment Spread (7.25% Acquisition Cap Rate - WACC)
1 Year Run Rate AFFO Per Share Growth (1)
1.8%
3.4%
4.9%
6.2%
7.4%
8.6%
1.2%
2.2%
3.2%
4.1%
4.8%
5.6%
$50
$100
$150
$200
$250
$300
Investment Volume ($M)

Improving Cost of Capital Creates Additional Growth Upside

Spread to Acquisitions	
Acquisition Cap Rate (LTM)	7.4%
Consensus NTM AFFO per Share (9/11/2026)	$1.36
Current AFFO Yield (65% weight)	7.4%
5-Year 1-Month SOFR + Spread of 1.15% (35% weight)	5.7%
WACC	**6.7%**
Spread to Acquisitions	**0.7%**

Free Cash Flow Driving ~3% Per Share Growth

Internal Growth From Free Cash Flow	
AFFO Payout Ratio (2)	~65%
Retained Free Cash Flow (3)	$13.2M
Levered Investment Capacity	$20.2M
Incremental AFFO	**$1.1 M / $0.04 per sh**
2027 AFFO/sh Growth Driven by Retained Cash Flow	**3%**

(1) Represents incremental AFFO per share growth, assuming the midpoint of 2026E guidance of $1.33 per share.
(2) Dividend payout as a percentage of AFFO.
(3) Defined as AFFO less dividends.

4

Optimizing Portfolio Through Accretive Capital Recycling 6.50% or less Capitalization Rate Trailing Twelve Months Occupied Dispositions (As of Q2 2026) Trailing Twelve Months Acquisitions (As of Q2 2026) Over 6.50% to 7.00% Capitalization Rate Over 7.00% Capitalization Rate Top 100 MSA 79.7% Median Placer.ai Score 22.5 Rent per Square Foot $19.80 Avg. 5-mile Population 133.2K Median Box Size 5,925 IG (1) 34.7% Number of Properties 37 Investment $149M Cash Cap Rate 7.42% Economic Yield 7.63% Median Purchase Price $2.8M WALT (years) 9.7 Occupied Properties 31 Occupied Proceeds $74M Cash Cap Rate 6.89% WALT (years) 8.2 Median purchase price of $2.8M across 37 properties and 32 unique concepts Strategic sales including removing tertiary locations, increasing industry diversification, and shedding weaker / tired concepts Includes Giant Eagle, which entered into an agreement to be acquired by Kroger, an IG tenant.

Company Evolution

Q4 2024 (as of 12/31/24)

PORTFOLIO METRICS	
ABR	$58.8M
Top 10 Tenant %	21.8%
Occupancy	97.7%
Investment Grade (1)	33.1%
WALT	7.2 yrs
TX + FL % of ABR	11.6% (TX 8.1 / FL 3.5)
# Properties	307
Portfolio SF	2.4M

TOP 5 TENANTS

fastpace health	verizon	Adams	Oak St. Health	IHOP
2.9%	2.7%	2.4%	2.2%	2.1%

TOP 5 INDUSTRIES	
Casual Dining	15.4%
Quick Service Restaurants	15.2%
Medical & Dental Providers	14.1%
General Retail	9.4%
Financial Institutions	9.3%

BALANCE SHEET METRICS	
Preferred Equity Capacity	N/A
Forward Equity Capacity	N/A
Adj. Net Debt / EBITDAre	5.2x

Q2 2025 (as of 6/30/25)

PORTFOLIO METRICS		Δ prior
ABR	$62.3M	+$3.5M
Top 10 Tenant %	22.6%	+0.8%
Occupancy	97.8%	+0.1%
Investment Grade (1)	33.1%	0.0%
WALT	7.3 yrs	+0.1 yrs
TX + FL % of ABR	11.4% (TX 7.7 / FL 3.7)	-0.2%
# Properties	319	+12
Portfolio SF	2.6M	+0.2M

TOP 5 TENANTS

DOLLAR TREE	fastpace health	verizon	Adams	Oak St. Health
3.3%	2.7%	2.6%	2.3%	2.1%

TOP 5 INDUSTRIES		Δ
Medical & Dental Providers	14.7%	+0.6%
Quick Service Restaurants	13.9%	-1.3%
Casual Dining	12.9%	-2.5%
Financial Institutions	9.6%	+0.3%
Cellular Stores	6.6%	-0.1%

BALANCE SHEET METRICS		Δ prior
Preferred Equity Capacity	N/A	n/a
Forward Equity Capacity	N/A	n/a
Adj. Net Debt / EBITDAre	5.5x	+0.3x

Q2 2026 (as of 6/30/26)

PORTFOLIO METRICS		Δ prior
ABR	**$66.9M**	+$4.6M
Top 10 Tenant %	**20.2%**	**-2.4%**
Occupancy	**99.4%**	**+1.6%**
Investment Grade (1)	**33.6%**	**+0.5%**
WALT	**7.1 yrs**	**-0.2 yrs**
TX + FL % of ABR	**15.4% (TX 9.4 / FL 6.0)**	**+4.0%**
# Properties	**316**	**-3**
Portfolio SF	**2.9M**	**+0.3M**

TOP 5 TENANTS

verizon	Raising Cane's	LA FITNESS	DICK'S Sporting Goods	fastpace health
2.6% (2)	2.2%	2.1%	2.1%	2.0%

TOP 5 INDUSTRIES		Δ
Medical & Dental Providers	**15.8%**	**+1.1%**
Quick Service Restaurants	**13.4%**	**-0.5%**
Other – Service	**11.7%**	**+4.0%**
Casual Dining	**9.9%**	**-3.0%**
Financial Institutions	**8.5%**	**-1.1%**

BALANCE SHEET METRICS		Δ prior
Preferred Equity Capacity	**$50.0M undrawn**	**+$50.0M**
Forward Equity Capacity	**$32.2M**	**+$32.2M**
Adj. Net Debt / EBITDAre	**4.0x**	**-1.5x**

Note: Reconciliations of non-GAAP financial measures for prior periods are available in previously issued earnings presentations.
(1) Based on ABR.
(2) Smallest ABR % for top tenant among net lease peers.

6

Net Asset Value and Implied Cap Rate

($M, except per share values)	June 30, 2026
Share Price as of Sep 11, 2026	$18.48
Shares outstanding, assuming full conversion of Series A Convertible Preferred Stock	30.3
Equity Market Cap	**$560.6**
Net Debt	324.0
Total Enterprise Value	884.6
Other Assets (1)	(21.5)
Other Liabilities (2)	28.6
Implied Operating Real Estate Value	**$891.7**
Annualized Adjusted Cash NOI (3)	67.6
Implied Cap Rate (LQA Annualized)	**7.58%**

Upside Potential to NAV based on Implied Capitalization Rate



Implied Cap Rate %
$18.48
$19.69
+7%
$21.01
+14%
$22.44
+21%
$24.01
+30%
$25.73
+39%
$30.73
+66%
7.58%
7.28%
6.98%
6.68%
6.38%
6.08%
5.35%

Valuation Discount Relative To Portfolio Quality and Peer Multiple

Peer Cap Rates (4)	
NNN	7.27%
FCPT	6.86%
NTST	6.63%
O	6.65%
EPRT	6.47%
ADC	6.04%
Peer Average	**6.65%**



Significant Upside Potential
+16%
+22%
+66%
$18.48
$21.42
$22.59
$30.73
Current Implied Cap Rate
Disposition Cash Cap Rate (6.89%)(5)
Peer Average Cap Rate (6.65%)
Lowest Disposition Cap Rate (5.35%)(6)

(1) Includes components of accounts receivable (net) and deferred rent receivables (net) that are realizable assets, and $7.1 million in net book value of vacant assets.
(2) Other Liabilities of $28.6 million includes accounts payable and accrued liabilities.
(3) Includes $0.8 million of annualized other operating income.
(4) Based on Company Filings, Green Street Advisors, Equity Research. Market Data as of September 11, 2026.
(5) See page 5 for assets sold over the trailing twelve months. Overall, the assets disposed of were generally of lower quality than those comprising the remaining portfolio.
(6) Lowest cap rate was a Friendly's in Commack, NY.

7

Differentiated Characteristics Versus Peers Note: Essential Properties, Four Corners, Agree Realty, NNN REIT, Realty Income, and NETSTREIT as of Q2 2026. Reflects the undepreciated book value of real estate divided by the number of properties. Average Box Size (000s Square Feet) Fungible Box Sizes That Many Tenants Can Utilize Peer average: 15K SQFT Low Rent and Basis Allowing for Positive Releasing Opportunities Annualized Base Rent Per Property ($000s) Peer average: $263 Excellent Tenant Diversification Top Tenant Concept as % of ABR Peer average: 10.7% Peer average (ex FCPT): 4.1% FrontView’s Portfolio is Predominately in Top MSAs $2.5 $2.6 $3.0 $4.1 $3.2 $3.1 $3.1 Average Investment Per Property ($M) (1) Top 10 Tenant Concepts as % of ABR Peer average: 33.2% Peer average (ex FCPT): 26.5% 66.6%

Q2 2026 Capital Structure Overview

Sub-35% Leverage Ratio With Ample Liquidity

Capital Structure



Series A convertible preferred stock
2.7%
Revolving Credit Facility
13.8%
Term loan
21.3%
Total Capitalization
$939M
Common stock (1)
51.0%
OP Units (1)
11.2%

Net debt and adjusted net debt to annualized adjusted EBITDAre (000s)	Interest rate	Fixed rate SOFR swap	Max maturity		June 30, 2026
Term loan	4.81%	3.66%	10/3/2029 (3)	$	200,000
Revolving credit facility	SOFR + 1.15%	2.92% - 3.28% (2)	10/3/2029 (3)		130,000
Gross debt				$	**330,000**
Cash and cash equivalents					(6,001)
Net debt				$	**323,999**
Less: Net value of undrawn Series A convertible preferred stock					(50,000)
Less: Net value of unsettled forward equity					(32,237)
Adjusted net debt				$	**241,762**
Annualized adjusted EBITDAre				$	59,924
Net debt to annualized adjusted EBITDAre					**5.4x**
Adjusted net debt to annualized adjusted EBITDAre					**4.0x**

Fixed charge coverage ratio (000s)		
Interest expense	$	4,191
Non-cash interest		(400)
Preferred dividends		422
Fixed charges		4,213
Annualized Fixed Charges	$	16,852
Fixed Charge Coverage Ratio (4)		**3.6x**

Liquidity (000s)		
Cash and cash equivalents	$	6,001
Undrawn revolving credit facility capacity		120,000
Undrawn Series A convertible preferred stock		50,000
Unsettled forward equity		32,237
Total liquidity	$	**208,238**

Term Loan and Credit Facility Covenants		
Total leverage ratio	≤ 60%	33.0%
Adjusted EBITDA to fixed charges ratio	≥ 1.50 to 1.00	3.6x
Secured leverage ratio	≤ 40%	0.0%
Unencumbered NOI to unsecured interest expense ratio	≥ 1.75 to 1.00	4.4x
Unsecured leverage ratio	≤ 60%	33.4%
Tangible net worth	≥ $ 380,032	$666,786

Note: Metrics as of June 30, 2026.
(1) Equity value as of June 30, 2026, was $20.23.
(2) The revolving credit facility has four hedges for a notional amount of $100.0 million that expires on March 31, 2028.
(3) Maturity date assumes both 12-month extension options are exercised. Initial maturity is October 3, 2027.
(4) Fixed Charge Coverage Ratio represents Adjusted Annualized EBITDAre divided by Annualized Fixed Charges.

9

Non-GAAP Reconciliations and Definitions Non-GAAP Reconciliations, Definitions and Forward-Looking Statements

Balance Sheet (unaudited, in thousands, except share and per share amounts) June 30, 2026 December 31, 2025 Assets Real estate held for investment, at cost Land $ 350,780 $ 329,478 Buildings and improvements 458,562 417,393 Total real estate held for investment, at cost 809,342 746,871 Less: accumulated depreciation (54,356) (48,204) Real estate held for investment, net 754,986 698,667 Assets held for sale 7,979 12,493 Mortgage loans receivable 10,316 10,324 Cash and cash equivalents 6,001 13,518 Intangible lease assets, net 99,636 99,489 Other assets 21,444 19,952 Total assets $ 900,362 $ 854,443 Liabilities and equity Liabilities Debt, net $ 329,104 $ 314,251 Intangible lease liabilities, net 13,849 14,474 Accounts payable and accrued liabilities 28,786 32,494 Total liabilities 371,739 361,219 Equity FrontView REIT, Inc. equity Series A Convertible Preferred Stock, $0.01 par value 750,000 shares authorized, 250,000 shares issued and outstanding as of June 30, 2026 (liquidation preference $25,000) 3 — Common stock, $0.01 par value 450,000,000 shares authorized, 23,650,757 and 22,111,165 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 236 221 Additional paid-in capital 471,987 420,024 Accumulated deficit (37,161) (28,149) Accumulated other comprehensive income (loss) 2,257 (901) Total FrontView REIT, Inc. equity 437,322 391,195 Non-controlling interests 91,301 102,029 Total equity 528,623 493,224 Total liabilities and equity $ 900,362 $ 854,443

Income Statement For the three months ended June 30, For the six months ended June 30, 2026 2025 2026 2025 Revenues Rental revenues $ 17,809 $ 17,547 $ 35,785 $ 33,790 Interest income on mortgage loans 196 7 405 7 Total revenues 18,005 17,554 36,190 33,797 Operating expenses Depreciation and amortization 8,229 9,466 15,901 17,271 Property operating expenses 2,273 2,714 4,603 5,090 General and administrative expenses 3,807 3,279 7,458 6,118 Total operating expenses 14,309 15,459 27,962 28,479 Other expenses (income) Interest expense 4,191 4,647 8,404 9,144 Gain on sale of real estate (2,262) (1,194) (3,225) (1,661) Impairment loss 156 2,978 968 3,406 Income taxes 94 194 164 296 Total other expenses 2,179 6,625 6,311 11,185 Net income (loss) 1,517 (4,530) 1,917 (5,867) Net income (loss) attributable to non-controlling interest 285 (1,629) 365 (2,133) Net income (loss) attributable to FrontView REIT, Inc. 1,232 (2,901) 1,552 (3,734) Series A Convertible Preferred Stock dividends (422) — (661) — Net income (loss) attributable to common stockholders $ 810 $ (2,901) $ 891 $ (3,734) Weighted average number of common shares outstanding used in earnings per share Basic 22,831,250 19,136,225 22,556,120 18,229,095 Diluted 23,114,693 19,136,225 22,870,767 18.229,095 Earnings per share attributable to common stockholders Basic $ 0.03 $ (0.16) $ 0.03 $ (0.22) Diluted $ 0.03 $ (0.16) $ 0.03 $ (0.22) (unaudited, in thousands, except share and per share amounts)

Non-GAAP Reconciliations: FFO and AFFO

(unaudited, in thousands except share and per share data)

	For the three months ended June 30,				For the six months ended June 30,			
		2026		2025		2026		2025
Net income (loss)	$	**1,517**	$	**(4,530)**	$	**1,917**	$	**(5,867)**
Less: Series A Convertible Preferred Stock dividends		(422)		—		(661)		—
Net income (loss) attributable to OP common unitholders		**1,095**		**(4,530)**		**1,256**		**(5,867)**
Depreciation and amortization (1)		8,229		9,466		15,901		17,271
Gain on sale of real estate		(2,262)		(1,194)		(3,225)		(1,661)
Impairment loss		156		2,978		968		3,406
Funds from operations (FFO)	$	**7,218**	$	**6,720**	$	**14,900**	$	**13,149**
Straight-line rent adjustments		(22)		(286)		(456)		(408)
Amortization of financing transaction and discount costs		400		400		795		795
Amortization of above/below market lease intangibles (2)		457		941		1,078		1,652
Stock-based compensation		1,065		200		2,126		815
Adjustment for structuring and public company readiness costs		—		89		—		290
Other non-recurring expenses (3)		278		964		443		964
Adjusted funds from operations (AFFO)	$	**9,396**	$	**9,028**	$	**18,886**	$	**17,257**
Weighted average common shares outstanding, basic		22,831,250		19,136,225		22,556,120		18,229,095
Weighted average operating partnership units outstanding		5,273,171		8,690,812		5,435,376		9,595,836
Unvested restricted stock units and LTIP units (4)		167,620		—		198,863		—
Weighted average common shares outstanding, diluted (5)		**28,272,041**		**27,827,037**		**28,190,359**		**27,824,931**
Net earnings per diluted share	$	**0.03**	$	**(0.16)**	$	**0.03**	$	**(0.22)**
FFO per diluted share	$	**0.26**	$	**0.24**	$	**0.53**	$	**0.47**
AFFO per diluted share	$	**0.33**	$	**0.32**	$	**0.67**	$	**0.62**

(1) Includes write-offs of intangibles of $0.3 million and $1.6 million for the three months ended June 30, 2026 and 2025, respectively, and $0.6 million and $1.6 million for the six months ended June 30, 2026 and 2025, respectively.
(2) Includes write-offs of $(0.1) million for both the three and six months ended June 30, 2026 and $0.4 million for both the three and six months ended June 30, 2025.
(3) Other non-recurring expenses include one-time expenses, deal pursuit costs and other non-recurring items.
(4) Excludes unvested performance based LTIP awards that are contingently issuable.
(5) Represents weighted average common shares outstanding, diluted, excluding any shares issuable upon conversion of the Company's Series A Convertible Preferred Stock.

13

Non-GAAP Reconciliations: Adj. EBITDAre and Adj. Cash NOI (unaudited, in thousands) Includes amortization of above/below market lease intangibles of $0.5 million and excludes write-offs of intangibles of $0.3 million. Reflects an adjustment to give effect to all investments and dispositions during the quarter as if they had been acquired or disposed as of the beginning of the period. Other non-recurring expenses include one-time expenses, deal pursuit costs and other non-recurring items. For the three months ended June 30, 2026 Net income $ 1,517 Depreciation and amortization (1) 8,366 Interest expense 4,191 Income taxes 94 EBITDA $ 14,168 Gain on sale of real estate (2,262) Impairment loss 156 EBITDAre $ 12,062 Adjustments: Current period investment activity (2) 903 Current period disposition activity (2) (142) Non-cash compensation expense 1,065 Exclude non-recurring expenses (3) 278 Exclude write-offs of non-cash items 815 Adjusted EBITDAre $ 14,981 General and administrative, net of non-recurring 2,464 Adjusted NOI $ 17,445 Straight-line rental revenue, net (550) Adjusted Cash NOI $ 16,895 Annualized Adjusted EBITDAre $ 59,924 Annualized Adjusted NOI $ 69,780 Annualized Adjusted Cash NOI $ 67,580

Non-GAAP Reconciliations: Net Asset Value Components as of June 30, 2026 (unaudited, in thousands, except share data) Includes interest income on mortgage loans and other operating income of $0.8 million and $0.8 million. Includes components of accounts receivable (net) and deferred rent receivables (net) that are realizable assets, and $7.1 million in net book value of vacant assets. Includes accounts payable and accrued liabilities. Current liquidation value of the Series A Convertible Preferred Stock is $25.0 million. Gross Real Estate Investment # of Properties Rentable Square Feet Annualized Base Rent Ann. Adjusted Cash NOI (1) Real estate portfolio $985,892 316 2,890 $66,899 $67,580 Tangible assets Cash and cash equivalents 6,001 Mortgage receivable principal outstanding 10,316 Other tangible assets (2) 21,472 Total tangible assets $37,789 Debt Term loan 200,000 Revolving credit facility 130,000 Total debt $330,000 Tangible liabilities Dividends and distributions payable 6,710 Other tangible liabilities (3) 21,882 Total tangible liabilities $28,592 Shares outstanding Common Shares outstanding, at the end of the period 23,650,757 Operating Partnership units, at the end of the period 5,214,345 If converted Series A Convertible Preferred Stock, at the end of the period (4) 1,470,588 Shares outstanding, assuming full conversion of Series A Convertible Preferred Stock 30,335,690

Non-GAAP Definitions and Explanations EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that EBITDA provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. EBITDA and EBITDAre are not measures of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. We compute Adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized Adjusted EBITDAre is calculated by multiplying Adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual EBITDAre for future periods may be significantly different from our Annualized Adjusted EBITDAre. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measurements of performance under GAAP, and our Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our Adjusted EBITDAre and Annualized Adjusted EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We compute FFO in accordance with the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. Our leases typically include cash rents that increase through lease escalations over the term of the lease. Our leases do not typically include significant front-loading or back-loading of payments, or significant rent-free periods. Therefore, we find it useful to evaluate rent on a contractual basis as it allows for comparison of existing rental rates to market rental rates. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including, as applicable, straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not indicative of operating performance and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Adjusted NOI, Annualized Adjusted NOI, and Cash NOI: Adjusted NOI, Annualized Adjusted NOI, Cash NOI, and Adjusted Cash NOI are non-GAAP financial measures which we use to assess our operating results. We compute Adjusted NOI as Adjusted EBITDAre excluding general and administration expenses. We further adjust Adjusted NOI for non-cash revenue components of straight-line rent and other amortization expense to derive Adjusted Cash NOI. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level. Adjusted NOI and Adjusted Cash NOI are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider Adjusted NOI and Adjusted Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Annualized Adjusted NOI is calculated by multiplying Adjusted NOI for the applicable quarter by four and Annualized Adjusted Cash NOI is calculated by multiplying Adjusted Cash NOI for the applicable quarter by four. We believe these annualized figures provide a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on these measures as they are based on assumptions and estimates that may prove to be inaccurate. Our actual Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Fixed Charge Coverage Ratio (FCCR): The fixed charge coverage ratio is the ratio of Annualized Adjusted EBITDAre to annualized fixed charges. Fixed charges are computed for the applicable quarter on a consolidated basis as interest expense (excluding amortization of fees paid in cash and discounts and premiums on debt), plus regularly scheduled principal repayments of debt (excluding any balloon or similar payments), plus any preferred dividends payable in cash. The annualized fixed charges is calculated by multiplying fixed charges for the applicable quarter by four. Our actual fixed charges for future periods may be significantly different from our annualized fixed charges. We believe this ratio is useful to investors and analysts as it is used to evaluate our liquidity and ability to obtain financing.

Other Definitions and Explanations Cash Capitalization Rate: Cash Capitalization Rate is calculated by measuring the annualized contractual cash rent at the time of closing, divided by the purchase price of the related property. Concept: Represents the brand or trade name the tenant operates. Disposition Capitalization Rate: Disposition Capitalization Rate is calculated by the ABR on the date of the related disposition divided by the gross sale price. Consensus: Represents the average or median financial prediction made by professional analysts for a public company's future performance. Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period. Adjusted Net Debt: Adjusted Net Debt is a non-GAAP financial measure. We define Adjusted Net Debt as Net Debt less undrawn Series A convertible preferred stock and unsettled forward equity. Adjusted Cash Revenue: Adjusted Cash Revenue is a non-GAAP financial measure. We define Adjusted Cash Revenue as Total Revenues, less reimbursable income, adjustments to recognize contractual rental amounts on a straight-line basis, and above/below market lease amortization. We believe this ratio is useful to investors and analysts to understand the cash revenue, excluding reimbursement income. Adjusted Cash G&A: We define Adjusted Cash G&A as total G&A less non-cash compensation and non-recurring items. We believe this ratio is useful to understand the normalized cash G&A. Economic Yield: Economic Yield is defined as the sum of contractual fixed annual rents computed on a straight-line basis over the primary lease terms, divided by the purchase price.

Other Definitions and Explanations (Continued) WALT: WALT represents the remaining average lease term of our leases, weighted by rent, and excluding lease renewal options and investments in mortgage loans. Purchase Price: Purchase Price is represented by the contractual acquisition price of the related property, excluding any transaction costs or other capital expenditures. Tenant: Tenant represents the legal entity responsible for fulfilling obligations under the lease agreement. Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount. Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents. Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio. Secured Overnight Financing Rate (SOFR): We define SOFR as the current one-month term SOFR. GAAP: GAAP is the Generally Accepted Accounting Principles in the United States. Retained Free Cash Flows: We define Retained Free Cash Flows as AFFO less dividends. This excludes non-revenue-producing tenant improvements, leasing commissions, and other capitalized costs.

Forward-Looking and Cautionary Statements IP Disclaimer This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. This presentation contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook, ” “believes, ” “expects, ” “potential, ” “continues, ” “may, ” “will, ” “should, ” “could, ” “would be, ” “seeks, ” “approximately, ” “projects, ” “predicts, ” “intends, ” “plans, ” “estimates, ” “anticipates, ” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Forward-Looking Statements This data and other information described herein are as of September 11, 2026, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change, involving inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Annual Report on Form 10-K as of and for the year ended December 31, 2025 and Form 10-Q for the period ended June 30, 2026, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections. About the Data